UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                October 29, 2001
                                (Date of earliest
                                 event reported)

Commission File        Name of Registrant; State of Incorporation; Address of        IRS Employer
Number                 Principal Executive Offices; and Telephone Number             Identification Number
------                 -------------------------------------------------             ---------------------

1-16169                EXELON CORPORATION                                            23-2990190
                       (a Pennsylvania corporation)
                       10 South Dearborn Street  - 37th Floor
                       P.O. Box 805379
                       Chicago, Illinois 60680-5379
                       (312) 394-4321

1-1839                 COMMONWEALTH EDISON COMPANY                                   36-0938600
                       (an Illinois corporation)
                       10 South Dearborn Street  - 37th Floor
                       P.O. Box 805379
                       Chicago, Illinois 60680-5379
                       (312) 394-4321

1-1401                 PECO ENERGY COMPANY                                           23-0970240
                       (a Pennsylvania corporation)
                       P.O. Box 8699
                       2301 Market Street
                       Philadelphia, Pennsylvania 19101-8699
                       (215) 841-4000

Item 9.  Regulation FD Disclosure

On October 29-30, 2001, John W. Rowe, Co-CEO and President of Exelon Corporation (Exelon) made a presentation to investors at an Edison Electric Institute (EEI) conference in New Orleans, Louisiana. Attached as exhibit 99.1 to this Current Report on Form 8-K is the text of the slides used in Mr. Rowe's presentation and additional information provided at the presentation.

The attached presentation and additional information contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained in the attached presentation and additional information. The forward-looking statements include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described therein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations - Outlook" in Exelon's 2000 Annual Report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon does not undertake any obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this presentation.


Item 7.  Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit
Number                        Description of Exhibits
------                        -----------------------

99.1 Text of John W. Rowe's slide presentation and additional information provided to investors at the EEI conference in New Orleans, Louisiana on October 29-30, 2001.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    EXELON CORPORATION

                                    COMMONWEALTH EDISON COMPANY

                                    PECO ENERGY COMPANY


                                    /S/  Ruth Ann M. Gillis
                                    --------------------------------------------
                                    Ruth Ann M. Gillis
                                    Senior Vice President &
                                    Chief Financial Officer - Exelon Corporation


October 29, 2001